                            SECOND LEASE AMENDMENT

     THIS SECOND LEASE AMENDMENT (the "Amendment") is executed this 27th day of August, 1998 by and between DUKE REALTY MINNESOTA, LLC, a Minnesota limited liability company ("Landlord"), and D 56, INC., a Minnesota corporation ("Tenant").

                             W I T N E S S E T H :

WHEREAS, Grantor Retained Income Trust of Robert L. Johnson, as predecessor in interest to Landlord, and Tenant entered into a certain lease dated December 8, 1993 as amended August 25, 1994 (collectively, the "Lease"), whereby Tenant leased from Landlord certain premises consisting of approximately 159,200 rentable square feet of space (the "Premises") located in an office/warehouse building commonly known as Hampshire Distribution Center, 10801 Hampshire Avenue South, Bloomington, Minnesota; and

WHEREAS, Landlord and Tenant desire to extend the Lease Term for a period of thirty-six (36) months; and

WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect such extension;

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment.

1. AMENDMENT OF ARTICLE III. TERM. The Lease Term is hereby extended through February 28, 2002.

2. AMENDMENT OF ARTICLE IV.A. RENT. Commencing March 1, 1999, Article IV.A. of the Lease is hereby deleted and the following is substituted in lieu thereof:

     Commencing March 1, 1999, Tenant shall pay to Landlord. without demand at NW 7210, P.O. Box 1450, Minneapolis, Minnesota 55485-7210 or at such other place as Landlord may from time to time designate in writing, an annual base rental of Five Hundred One Thousand Four Hundred Eighty Dollars ($501,480.00) payable in advance in successive equal monthly installments of Forty-one Thousand Seven Hundred Ninety Dollars ($41,790.00) each on the first day of each month during the entire term hereof.

3. AMENDMENT OF ARTICLE XXII. NOTICES. Article XXII of the Lease is hereby amended to provide for the following notice address for Landlord:

     Landlord:      Duke Realty Minnesota, LLC
                    1550 Utica Avenue South
                    St. Louis Park, MN  55416

4. AMENDMENT OF ARTICLE II OF ADDENDUM. RIGHT OF FIRST REFUSAL. Article II of the Addendum of Lease Agreement is hereby deleted in its entirety and shall be of no further force or effect.

5. AMENDMENT OF ARTICLE IV OF ADDENDUM. LEASING OF OTHER SPACE ON THE REAL PROPERTY. Article IV of the Addendum to Lease Agreement is hereby deleted in its entirety and shall be of no further force or effect.

6. TENANT'S REPRESENTATIONS AND WARRANTIES. The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

7. EXAMINATION OF AMENDMENT. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

8. DEFINITIONS. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

9. INCORPORATION. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

LANDLORD:

DUKE REALTY MINNESOTA, LLC,
 A Minnesota limited liability company


By: /s/ Robert H. Johnson
    ----------------------------------
        Robert H. Johnson
        Chief Manager

TENANT:

D 56, INC.,
 A Minnesota corporation


By: /s/ Robert S. Rose
    ----------------------------------
        Robert S. Rose
        Vice President